UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported):  July 18, 2012 (July 17, 2012)

Curry Gold Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0001478725	46-0524121
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Virginia Street, 8th Floor, Reno, Nevada 89501

 (Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 398 3092

Bachstrasse 1, CH-9606

Butschwil, Switzerland

(Former address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements.” These statements, identified by words such as “plan,” “anticipate,” “believe,” “estimate,” “should,” “expect” and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “Commission”), particularly our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “Curry Gold” and the “Company” means Curry Gold Corp., a Nevada corporation, unless otherwise indicated.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stockholders owning at least a majority of the issued and outstanding shares of the common stock, $0.001 par value, of the Company, acting by written consent in lieu of a special meeting to be effective at 10:00 a.m. on July 17, 2012, elected Daniel M. Ferris to serve on the Board of Directors of the Company. The Written Consent was signed by Mr. Ferris, who owns approximately 60% of the shares of common stock of the Company.

The Board of Directors, acting by written consent in lieu of a special meeting to be effective at 10:10 a.m. on July 17, 2012, accepted the resignation of Sonke Timm as a director of the Company. The Board also adopted a resolution that the Board shall be composed of one (1) director.  Mr. Ferris is the sole director of the Company. Mr. Ferris will serve as a director until the next annual meeting of the stockholders, or his earlier resignation or removal.

To the knowledge of the executive officers of the Company, Mr. Timm’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Mr. Ferris, age 30, was appointed President, Secretary and Treasurer of the Company on July 6, 2012.  Since March 2011, Mr. Ferris has served as sole director and executive officer of Lone Star Gold, Inc., a Nevada corporation (OTCBB:LSTG) (“Lone Star”). Lone Star is a start-up company in the business of gold and mineral exploration, acquisition and development. Since Mr. Ferris became affiliated with Lone Star, it has acquired gold and silver leases and other mineral properties in Chihuahua, Mexico.  Mr. Ferris’ career began in public relations. Mr. Ferris was a senior publicist at Freud Communications. After leaving Freud Communications, he began his own public relations and corporate strategy firm, Magnum Communications. Magnum Communications assisted clients in Europe with public relations, financing arrangements, and recruitment. Mr. Ferris’ association with Magnum Communications ended in January 2009.  After January 2009, Mr. Ferris assisted fund managers with raising funds for a diamond project in the Democratic Republic of Congo. He also served as a consultant for LCI, which is affiliated with Caesar’s Palace Group. Mr. Ferris currently resides in England.

The election of Mr. Ferris as a director of the Company, and the subsequent resignation of Mr. Timm as a director, was a result of certain agreements between Mr. Ferris and Mr. Timm related to the sale of 2,000,000 shares of the common stock of the Company, representing sixty percent (60%) of the issued and outstanding shares of common stock, by Mr. Timm to Mr. Ferris on July 5, 2012. The Company filed an Information Statement on Schedule 14f-1 with the Commission on July 6, 2012, disclosing an anticipated change in the composition of the Board of Directors as a result of the sale of a controlling interest in the Company to Mr. Ferris, and mailed the Information Statement to its shareholders of record. In the Information Statement, the Company disclosed that, after the expiration of ten (10) days from the date of filing, Mr. Ferris intended to execute a written consent in lieu of a special meeting of the stockholders of the Company that would elect Mr. Ferris as a director of the Company. Mr. Timm and Mr. Ferris had agreed that the Board of Directors would adopt an amendment to the Bylaws of the Company to allow the Board of Directors to be composed of only one (1) director, and Mr. Timm would resign as a director of the Company immediately after the amendment to the Bylaws had been adopted. The actions described in Items 5.02, 5.03 and 5.07 of this Form 8-K have been taken pursuant to the agreements between Mr. Timm and Mr. Ferris.

Except as otherwise described above, there are no arrangements or understandings among members of both the former and the new control groups and their respective associates with respect to the election of directors or other matters.We are not aware of any other arrangement that might result in a change in control in the future.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2012, Daniel M. Ferris and Mr. Timm, the directors of the Company, acting by written consent effective at 10:05 a.m., approved an amendment to Section 4.1 of the Company’s Bylaws.

Section 4.1 of the Company’s Bylaws was amended to read in its entirety as follows:

“4.1.       Board of Directors.  The business and affairs of the corporation shall be managed by a board of at least one (1) but not more than nine (9) directors.  Directors need not be shareholders of the corporation or residents of the State of Nevada and shall be elected at the annual meeting of shareholders or some adjournment thereof.  Directors shall hold office until the next succeeding annual meeting of the shareholders and until their successors shall have been elected and shall qualify. The Board of Directors may increase or decrease the number of directors then serving on the Board of Directors by resolution.”

Article 8 of the Company’s Bylaws provides that the Bylaws may be amended by a majority of the Board of Directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described in Item 5.02 above, stockholders owning at least a majority of the issued and outstanding shares of Common Stock of the Company, acting by written consent in lieu of a special meeting, elected Daniel M. Ferris to serve as a director of the Company, effective July 17, 2012. The Written Consent was signed by Mr. Ferris, who owns approximately 60% of the shares of Common Stock.

Item 9.01              Exhibits

3.3          Text of Amendment to Section 4.1 of the Company’s Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2012

CURRY GOLD CORP.

By:/s/ Daniel M. Ferris

Daniel M. Ferris

President

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